UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2022 (May 6, 2022)
PDC Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37419	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1775 Sherman Street, Suite 3000
Denver, Colorado 80203
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously disclosed under Item 2.01 of its Current Report on Form 8-K filed on May 9, 2022 (the “Original 8-K”), on May 6, 2022, PDC Energy, Inc. (the “Company” or “PDC”) completed its previously announced acquisition of Great Western Petroleum, LLC (“Great Western”). The consideration consisted of $542,500,000 in cash and 4,007,018 shares of the Company’s common stock. A portion of the cash consideration was placed into escrow and is subject to certain post-closing adjustments. The Company borrowed $950 million under its revolving credit facility to finance the transaction.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

Audited consolidated financial statements of Great Western as of December 31, 2021 (Successor), as of December 31, 2020 (Predecessor) and for the period January 1, 2021 through February 22, 2021 (Predecessor), and the period February 23, 2021 through December 31, 2021 (Successor), are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

Unaudited condensed consolidated financial statements of Great Western as of March 31, 2022 (Successor), for the three months ended March 31, 2022 (Successor), for the period January 1, 2021 through February 22, 2021 (Predecessor), and for the period February 23, 2021 through March 31, 2021 (Successor), are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements (the “pro forma financials”) have been derived from the historical consolidated financial statements of PDC and Great Western. Certain of Great Western’s historical amounts have been reclassified to conform to PDC’s financial statement presentation. The pro forma financials, comprised of the unaudited pro forma condensed combined balance sheet as of March 31, 2022, the related unaudited pro forma condensed combined statements of operations for the three month period ended March 31, 2022 and the twelve month period ended December 31, 2021, give effect to the acquisition of Great Western as if the transaction had been completed on January 1, 2021. The supplemental pro forma oil and natural gas reserves information as of December 31, 2021 gives effect to the acquisition of Great Western as if it had been completed on January 1, 2021. The pro forma financial information, and the related notes thereto, are included in this filing as Exhibit 99.3 to this Current Report on Form 8-K/A.

(c) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Great Western Petroleum, LLC.
23.2	Consent of Ryder Scott, L.P., independent reserve engineers of Great Western Petroleum, LLC.
99.1
The consolidated financial statements of Great Western Petroleum, LLC and its subsidiaries as of December 31, 2021 (Successor) and 2020 (Predecessor) and for the period January 1, 2021 through February 22, 2021 (Predecessor) and the period February 23, 2021 through December 31, 2021 (Successor).

99.2
The condensed consolidated financial statements of Great Western Petroleum, LLC and its subsidiaries as of March 31, 2022 (Successor), for the three months ended March 31, 2022 (Successor), for the period January 1, 2021 through February 22, 2021 (Predecessor), and for the period February 23, 2021 through March 31, 2021 (Successor).

99.3	The unaudited pro forma condensed combined financial statements of PDC Energy, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2022

PDC ENERGY, INC.
By:	/s/ Nicole Martinet
Nicole Martinet
General Counsel, Senior Vice President and Corporate Secretary

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